UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per exchange Act Rules 14a-6(i)(1) and 0-11.

MACERICH(R) THE MACERICH COMPANY 401 WILSHIRE BLVD., SUITE 700 SANTA MONICA, CA 90401 our Vote Counts! THE MACERICH COMPANY 2025 Annual Meeting Vote by June 1, 2025 11:59 PM ET V64784-P28503 You invested in THE MACERICH COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 19, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 2, 2025 9:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/MAC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of eight directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Nominees: 1a. Steven R. Hash For 1b. Enrique Hernandez, Jr. For 1c. Daniel J. Hirsch For 1d. Jackson Hsieh For 1e. Diana M. Laing For 1f. Marianne Lowenthal For 1g. Devin I. Murphy For 1h. Andrea M. Stephen For 2. Advisory vote to approve our named executive officer compensation as described in our Proxy Statement. For 3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2025. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64785-P28503